EXHIBIT 10.2

                      NORTH ATLANTIC HOLDING COMPANY, INC.
                           2006 EQUITY INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT

           THIS RESTRICTED STOCK AWARD AGREEMENT is made and entered into as of _________, 2006 by and between North Atlantic Holding Company, Inc. a Delaware corporation ("Company"), and _________ ("Grantee") pursuant to the terms and conditions of the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan ("Plan").

SECTION 1. GRANT OF RESTRICTED STOCK AWARD.

(a) RESTRICTED STOCK AWARD. On the terms and conditions set forth in this Agreement, the Company hereby grants the Grantee 2,500 Shares ("Granted Shares"). The date of grant of the Granted Shares shall be as of __________.

(b) NO PURCHASE PRICE. In lieu of a purchase price, this award is made in consideration of Service previously rendered by the Grantee to the Company or its Subsidiaries.

(c) PLAN AND DEFINED TERMS. This award is granted under and subject to the terms of the Plan, which is incorporated herein by reference. If there is any inconsistency between the terms of the Plan and the terms of this Agreement, the Plan's terms shall supersede and replace the conflicting terms of this Agreement. Capitalized terms are defined in Section 10 of this Agreement.

SECTION 2. ISSUANCE OF GRANTED SHARES

(a) STOCK CERTIFICATES. The Company shall cause to be issued a certificate or certificates for the Granted Shares representing this award, registered in the name of the Grantee (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).

(b) STOCKHOLDER RIGHTS. Until such time as the Company reacquires the Granted Shares or the Granted Shares are forfeited, the Grantee (or any successor in interest) shall have all the rights of a stockholder (including, without limitation, voting, dividend and liquidation rights) with respect to the Granted Shares, subject, however, to the restrictions of this Agreement and the Stockholders' Agreement.

(c) ESCROW. For so long as Granted Shares are not vested, the Company shall cause such certificate or certificates to be deposited in escrow. The Grantee shall deliver to the Company a duly-executed blank Stock Power (in the form attached hereto as Exhibit A). All regular cash dividends paid on Granted Shares held in escrow shall be paid directly to the Grantee and shall not be held in escrow. Granted Shares together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for reacquisition under the forfeiture provision set forth in Section 6 of this Agreement or (ii) released to the Grantee upon the Grantee's request to the extent the Granted Shares are not Restricted Shares (but not more frequently than once every six
(6) months). In any event, all Granted Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within sixty (60) days upon the date the Grantee's Service terminates.

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(d) SECTION 83(B) ELECTION. Section 83 of the Code provides that the Grantee is not subject to federal income tax until the Granted Shares are vested. If the Grantee chooses, the Grantee may make an election under Section 83(b) of the Code, which would cause the Grantee to recognize income in the amount of the excess (if any) of the Fair Market Value of the award (determined as of the date of the award) over the Purchase Price (if any). A Section 83(b) election must be filed with the Internal Revenue Service within thirty (30) days after the date of this award - even if no tax is due because the Fair Market Value of the Restricted Shares on the date of the award equals the Purchase Price paid or equals $0. THE FORM FOR MAKING A SECTION 83(B) ELECTION IS ATTACHED AS EXHIBIT
B. THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE'S SOLE RESPONSIBILITY TO TIMELY FILE THE SECTION 83(B) ELECTION AND THAT FAILURE TO FILE A SECTION 83(B) ELECTION WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD MAY RESULT IN THE RECOGNITION OF ORDINARY INCOME WHEN THE SHARES ARE VESTED.

(e) WITHHOLDING REQUIREMENTS. The Company may withhold any tax (or other governmental obligation) as a result of the grant of this award and/or the filing of a Section 83(b) election as a condition to the grant of this award, and the Grantee shall make arrangements satisfactory to the Company to enable it to satisfy all such withholding requirements.

(f) STOCKHOLDERS' AGREEMENT. The Grantee agrees to be bound by all of the provisions, terms and conditions of the Stockholders' Agreement. The Grantee further agrees to execute and deliver an amendment to the Stockholders' Agreement or such other instruments as the Company may reasonably request to evidence the Grantee becoming a party to the Stockholders' Agreement.

SECTION 3. VESTING

Provided that the Grantee remains in continuous Service through each vesting date, Granted Shares shall vest in twenty percent (20%) increments as follows:

(a)  on the date of grant; and

(b) on each of the first, second, third and fourth anniversaries of the date of grant.

SECTION 4. TERMINATION OF SERVICE

In the event that the Grantee's Service is terminated for any reason (i) all Vested Shares held by the Grantee as of the date of such termination shall remain outstanding and (ii) all Restricted Shares held by the Grantee as of the date of such termination shall be immediately forfeited and cancelled in accordance with Section 6 of this Agreement.

SECTION 5. CHANGE OF CONTROL

Notwithstanding anything herein to the contrary, upon the occurrence of a Change of Control, all Restricted Shares held by the Grantee shall immediately vest and become nonforfeitable upon such Change of Control.

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SECTION 6. FORFEITURE PROVISION.

The Company shall have the right to reacquire the Granted Shares and the Grantee will be deemed to have transferred the Granted Shares to the Company in the event the Grantee holds any Restricted Shares when his or her Service is terminated (subject to the provisions of Section 5 of this Agreement). From and after such time, the person from whom the Granted Shares are to be acquired shall no longer have any rights as a holder of the Granted Shares and such Granted Shares shall be deemed to have been reacquired by and transferred to the Company. Once a forfeiture is effected, this award shall be cancelled with respect to the forfeited Shares and the Company shall have no further obligation with respect thereto.

SECTION 7. SECURITIES LAW ISSUES.

(a) SECURITIES NOT REGISTERED. The Granted Shares have not been registered under the Securities Act and are being issued to the Grantee in reliance upon either
(i) the exemption from such registration provided by Rule 701 promulgated under either the Securities Act for stock issuances under compensatory benefit plans such as the Plan or (ii) the exemption for grants made to executive officers of the Company (or of its Parent or Subsidiary) under Section 4(2) of the Securities Act and Regulation D of the Securities and Exchange Commission ("Regulation D").

(b) GRANTEE REPRESENTATIONS. The Grantee hereby confirms that he or she has been informed that the Granted Shares are restricted securities under the Securities Act and that the Granted Shares may not be resold or transferred unless they are first registered under the Securities Act or unless an exemption from such registration is available. Accordingly, the Grantee hereby represents and acknowledges as follows:

           (i) The Granted Shares are being acquired for investment, and not with a view to sale or distribution thereof.

           (ii) The Grantee is prepared to hold the Granted Shares for an indefinite period and the Grantee is aware that Rule 144 promulgated under the 1933 Act, which exempts certain resales of securities, is not presently available to exempt the resale of the Granted Shares from the registration requirements of the Securities Act.

           (iii) The Grantee is a director of the Company (or of a Parent or Subsidiary) and further acknowledges that he or she is an "accredited investor" within the meaning of Rule 501(a)(4) of Regulation D by virtue of the Grantee's directorship.

(c) NO REGISTRATION RIGHTS. The Company may, but shall not be obligated to register or qualify the award of the Granted Shares to the Grantee under the Securities Act or any other applicable law. The Company shall not be obligated to take affirmative action to cause the award of the Granted Shares to the Grantee to comply with any law.

(d) TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Granted Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Granted Shares are subject to (i) the forfeiture provision in Section 6 of this Agreement, (ii) the Stockholders' Agreement, (iii) the Indenture, (iv) applicable credit agreements and (v) applicable law, in each case to the same extent such Granted Shares would be so subject if retained by the Grantee.


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(e) PERMITTED TRANSFERS. A "Permitted Transfer" shall mean: (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Grantee's spouse, children or grandchildren (or their issue) or to a trust established by the Grantee for the benefit of the Grantee or the Grantee's spouse, children or grandchildren (or their issue), provided in either case that the transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Grantee transfers any Shares acquired under this Agreement, then such rights shall be applicable to the transferee to the same extent as to the Grantee.

(f) LEGENDS. All certificates evidencing Granted Shares shall bear the following legends:

          "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

          "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

(g) REMOVAL OF LEGENDS. If, in the opinion of the Company, any legend placed on a stock certificate representing Granted Shares is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of shares but without such legend.

(h) ADDITIONAL RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act or the securities laws of any state or any other law.

(i) GRANTEE UNDERTAKING. The Grantee agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or effect one or more of the obligations or restrictions imposed on either the Grantee or upon the Restricted Shares pursuant to the provisions of this Agreement.


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(j) ADMINISTRATION. Any determination by the Company in connection with any of the matters set forth in this Section 7 shall be conclusive and binding on the Grantee and all other persons.

SECTION 8. ADJUSTMENT OF SHARES.

           In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Shares, a combination or consolidation of the outstanding Shares into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the terms of this award (including, without limitation, the number and kind of Shares subject to this award and the Purchase Price) may be adjusted as set forth in Section 10 of the Plan. In the event that the Company is a party to a merger or consolidation, this award shall be subject to the agreement of merger or consolidation, as provided in Section 10 of the Plan.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a) NO RETENTION RIGHTS. Nothing in this award or in the Plan shall confer upon the Grantee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary) or of the Grantee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(b) NOTIFICATION. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company.

(c) ENTIRE AGREEMENT. This Agreement, together with the Plan and the Stockholders' Agreement, constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(d) WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

(e) ASSIGNMENT. The Company may assign its rights under this Agreement to any person or entity selected by the Board of Directors, including, without limitation, one or more stockholders of the Company.

(f) SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Grantee, the Grantee's assigns and the legal representatives, heirs and legatees of the Grantee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be joined herein and be bound by the terms hereof.


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(g) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 10. DEFINITIONS.

(a) "AGREEMENT" shall mean this Restricted Stock Award Agreement.

(b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

(c) "CHANGE OF CONTROL" shall mean the first to occur of any of the following events:

     (i) Any person or group of related persons (other than the Management Group) for purposes of Section 13(d) of the Exchange Act, becomes the beneficial owner of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company. "Management Group" shall mean Thomas F. Helms, Jr., David I. Brunson and other members of senior management of the Company on the date of the Indenture.

     (ii) A majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors of the Company, as the case may be. "Continuing Director" shall mean, as of the date of determination, any person who (1) was a member of the Board of Directors on the date of the Indenture or (2) was nominated for election or elected to the Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

     (iii) The consummation of any sale, lease, exchange or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and its Subsidiaries.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

(d) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(e) "COMPANY" shall mean North Atlantic Holding Company, Inc., a Delaware corporation, and its successors and assigns.

(f) "CONSULTANT" shall mean a person who performs bona fide services for the Company or a Subsidiary as a consultant or advisor, excluding Employees and Directors.


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(g) "DIRECTOR" shall mean a member of the Board of Directors or the board of directors of a Subsidiary who is not an Employee.

(h) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company or a Subsidiary.

(i) "FAIR MARKET VALUE" of a Share as of a given date shall be:

           (i) If the Shares are listed on any established stock exchange or a national market system, including, without limitation, The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board of Directors deems reliable;

           (ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a Share on the last market trading day prior to the day of determination; or

           (iii) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board of Directors, in accordance with the principles set forth in Section 409A of the Code. Such determination shall be conclusive and binding on all persons.

(j) "GRANTED SHARES" shall have the meaning ascribed to such term in Section 1(a) of this Agreement.

(k) "GRANTEE" shall mean the person named herein.

(l) "INDENTURE" shall mean that certain Indenture, dated as of February 17, 2004, between the Company and Wells Fargo Bank Minnesota, National Association, as may be amended from time to time.

(m) "PERMITTED TRANSFER" shall have the meaning ascribed to such term in Section 7(e) of this Agreement.

(n) "PLAN" shall mean the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan, as may be amended from time to time.

(o) "PURCHASE PRICE" shall mean the price, if any, paid by the Grantee for the Granted Shares.

(p) "REGULATION D" shall have the meaning ascribed to such term in Section 7(a) of this Agreement.

(q) "RESTRICTED SHARE" shall mean a Granted Share that is not vested.

(r) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.


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(s) "SERVICE" shall mean service as an Employee, Director or Consultant. For any purpose under this Agreement, Service shall be deemed to continue while the Grantee is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(t) "SHARE" shall mean one share of common stock of the Company, with a par value of $0.01 per share, as adjusted in accordance with Section 10 of the Plan.

(u) "STOCKHOLDERS' AGREEMENT" shall mean that certain Amended and Restated Exchange and Stockholders' Agreement, dated as of February 9, 2004, by and among the Company, North Atlantic Trading Company, Inc. and the stockholders named therein, as may be amended from time to time.

(v) "SUBSIDIARY" shall have the meaning ascribed to such term in the Indenture.

(w) "VESTED SHARE" shall mean a Granted Share that is vested.





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By signing below, the Grantee accepts this award, and acknowledges and agrees that this award is granted under and governed by the terms and conditions of the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan and the Restricted Stock Award Agreement.



GRANTEE:                               NORTH ATLANTIC HOLDING COMPANY, INC.


------------------------               By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------














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                                    EXHIBIT A

                                   STOCK POWER

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto North Atlantic Holding Company, Inc. (the "Company"), _________________ (_____) shares of the common stock, par value $0.01 per share, of the Company standing in his/her/their/its name on the books of the Company represented by Certificate No. ________________ herewith and do(es) hereby irrevocably constitute and appoint ________________________ his/her/their/its attorney-in-fact, with full power of substitution, to transfer such shares on the books of the Company.

Dated:  __________________          Signature: _________________________________

                                    Print Name and Mailing Address
                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________



INSTRUCTIONS:  Please do not fill in any blanks other than the signature line and printed name and mailing address. Please print your name exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise its right to forfeit the Shares without requiring additional signatures on your part.

                                    EXHIBIT B

                             SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)  The taxpayer who performed the services is:

         Name:                    _____________________________

         Address:                 _____________________________

                                  _____________________________

         Social Security Number:  _____________________________

(2) The property with respect to which the election is being made is _________ shares of the common stock, par value $0.01 per share, of North Atlantic Holding Company, Inc.

(3)  The property was issued on _________________.

(4)  The taxable year in which the election is being made is the calendar year
     ___________.

(5) The property is subject to a substantial risk of forfeiture to which the issuer has the right to acquire the property at the lower of fair market value or the original purchase price, at any time prior to the vesting date. The issuer's right to reacquire the property lapses in a series of installments over a _____________-year period ending on ____________________, 200__.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $___________ per share.

(7)  The amount paid for such property is $__________ per share.

(8) A copy of this statement was furnished to North Atlantic Holding Company, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)  This statement is executed on __________________________________.


_______________________________         ________________________________________
Spouse (if any)                         Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Restricted Stock Agreement. This filing should be made by registered or certified mail, return receipt requested. You should retain two (2) copies of the completed form for filing with your Federal and state tax returns for the current tax year and an additional copy for your records.